UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2015

WCI Communities, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36023	27-0472098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24301 Walden Center Drive Bonita Springs, Florida	34134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 947-2600

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 — Regulation FD Disclosure.

On April 13, 2015, WCI Communities, Inc. (the “Company”) issued a press release announcing a proposed offering of its common stock in a registered public offering by entities affiliated with Monarch Alternative Capital LP and by Stonehill Institutional Partners, L.P. The offering is being made by means of a preliminary prospectus supplement (the “Prospectus Supplement”) to a previously filed Registration Statement on Form S-3, which was declared effective by the U.S. Securities and Exchange Commission on December 1, 2014. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference into this Item 7.01.

In connection with the proposed offering, the Company provided certain preliminary estimates as of and for the three months ended March 31, 2015 (the “Recent Developments Information”), which are based on the most current information available to management, to potential investors in the Prospectus Supplement, and the Company is therefore including the Recent Developments Information in this Current Report pursuant to Regulation FD. The Recent Developments Information is furnished as Exhibit 99.2 to this Current Report and is incorporated by reference into this Item 7.01.

This Current Report shall not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The information furnished with this Current Report (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement Concerning Forward-Looking Statements

Any statements made in this Current Report that are not statements of historical fact, including statements about the Company’s beliefs and expectations, are forward-looking statements within the meaning of the federal securities laws and should be evaluated as such. The Company bases these forward-looking statements on its current expectations, plans and assumptions that it has made in light of its experience in the industry, as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances at such time. Actual results could differ materially from those expressed or implied by the forward-looking statements. The Company undertakes no obligation to update or revise any of the forward-looking statements contained herein, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release issued by the Company on April 13, 2015

99.2	Recent Developments Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WCI COMMUNITIES, INC.

/s/ Vivien N. Hastings
Vivien N. Hastings
Senior Vice President, Secretary and General Counsel

Date: April 13, 2015

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release issued by the Company on April 13, 2015

99.2	Recent Developments Information